UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                               September 24, 2004

                               FRESH CHOICE, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                      000-20792                  77-0130849
(State or other jurisdiction of    (Commission File No.)       (I.R.S. Employer
        incorporation)                                       Identification No.)

                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant.

     On September 24, 2004, Grant Thornton LLP notified Fresh Choice, Inc. ("Fresh Choice" or "our") that it will resign as our independent registered public accounting firm following the completion of its review of our financial statements for the quarter ended September 5, 2004. Grant Thornton's resignation will be effective on or before October 20, 2004, the date Fresh Choice anticipates filing its Form 10-Q for the quarter ended September 5, 2004 with the Securities and Exchange Commission ("SEC"). Fresh Choice's audit committee has commenced an immediate search for a new independent registered public accountant, including requesting proposals from other accounting firms.

     Grant Thornton LLP performed an audit of Fresh Choice's consolidated financial statements for the fiscal year ended December 28, 2003. Grant Thornton LLP's report did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended December 28, 2003 and through September 30, 2004, (i) there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton LLP's satisfaction, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement(s) in connection with its report for such year, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K. Fresh Choice will file an amended Form 8-K as required by SEC rules on the effective date of Grant Thornton LLP's resignation.

     Fresh Choice provided Grant Thornton LLP with a copy of this Form 8-K prior to its filing with the SEC and requested Grant Thornton LLP to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16 is a copy of Grant Thornton LLP's letter to the SEC dated September 30, 2004.

     As previously reported on Form 8-K, Fresh Choice dismissed Deloitte & Touche LLP as its independent registered public accounting firm effective with the filing of our Annual Report on Form 10-K for the fiscal year ended December 29, 2002. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal years ended December 29, 2002, December 30, 2001 and December 31, 2000. Disclosure required by Item 4.01 of Form 8-K were made in Form 8-Ks filed with the SEC on March 4th, 14th and 21st of 2003 for the three fiscal years ended December 29, 2002.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.

     Exhibit No.                    Description
     -----------                    -----------

       16           Letter of Grant Thornton LLP to the Securities and Exchange
                    Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2004

                         Fresh Choice, Inc.


                         By:  /s/ David E. Pertl
                             --------------------------------------------
                             David E. Pertl
                             Executive Vice President and Chief Financial
                             Officer

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